UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric M. Banhazl
Advisors Series Trust
615 East Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: February 28, 2007

Date of reporting period: February 28, 2007

Item 1. Report to Stockholders.

The American Trust Allegiance Fund One Court Street Lebanon, New Hampshire 03766

ANNUAL REPORT
FOR THE YEAR ENDED

FEBRUARY 28, 2007

American Trust Allegiance Fund
April, 2007

Dear Fellow Shareholders,

It is our pleasure to provide you with the American Trust Allegiance Fund Annual Report for the twelve months ending February 28, 2007.

During the six months ending February 28, 2007 the Fund grew nicely, realizing a total return of 10.24% vs. 8.92% for the benchmark Standard & Poor’s 500 Index. For the twelve months ending February 28, 2007, the Fund was up 7.25% vs. 11.97% for the Standard & Poor’s 500 Index. While the twelve month performance comparison was difficult, the success of the most recent six-month period cited above shows why we believe the Fund is well positioned for the current market. Listed below are the reasons why we feel the strong investment performance of the past six months should continue.

Over the last 12 months economic growth in the U.S has continued to moderate with Gross Domestic Product increasing at only 2.2% in the fourth quarter of 2006. By contrast, world economic activity, while moderating slightly, still is growing at more than twice the pace of the U.S. This has kept the demand and price of raw materials high including commodities such as oil and gas. While this has added to inflationary pressures, recent inflation data from the U.S. suggests that the core rate of inflation is being tamed by the slower growing domestic economy. Because of these developments we continue to overweight the energy and materials sectors, which we expect should be benefited from the growing world demand for oil & gas and other commodity-related inputs, despite the slowing U.S. economy. At the same time, we continue to avoid investments in alcohol, tobacco, gaming, pharmaceuticals and medical instruments in accord with the Fund’s prospectus.

In our last shareholder letter six months ago, we mentioned that we were reducing our exposure to financial services stocks such as traditional lending banks. This has served us well in the last four months, as there has been significant fall out from the sub-prime lenders and the threat that the poor credit quality of many mortgage holders could ultimately affect the higher quality lenders. We also continue to avoid building stocks and the housing sector since these are most affected by the current economic weakness. We continue to underweight consumer discretionary companies and have sold home-related retailers such as Home Depot and Williams-Sonoma since a slowing housing market has put less money in the pockets of consumers.

American Trust Allegiance Fund

On the other hand, consumer staples stocks tend to perform better in this type of slow growth economy so we have focused our investments in these stocks including Colgate-Palmolive, Hershey’s, General Mills and Archer Daniels Midland.

We alluded to the fact that the U.S. economy seems to be growing at less than half the pace of the world economy. According to the International Monetary Fund (IMF), world gross domestic product should grow 4.9% in 2007. Countries such as China, India, Russia and Brazil are expected to grow well above 5% and some near 10% in 2007. Of course, direct investment in many of these countries incorporates risks we are not willing to take, but many high-quality U.S. multinationals sell their products to many of these foreign markets and therefore participate in their significantly faster growth. For example, Colgate-Palmolive generates 79% of its revenue from sales outside the U.S. This is true too of Qualcomm (84%), Wrigley (63%), Texas Instruments (79%), Nike (59%), IBM (61%) and many other Allegiance Fund holdings. In this way we hope to benefit from the higher growth around the world while maintaining the quality of the investments through the strict accounting requirements mandated of U.S. companies.

As economic and other events develop we will continue to look for opportunities to grow the Fund for its shareholders.

We are grateful to you for your support of the American Trust Allegiance Fund and we hope that, in return, we can help you meet your financial goals.

Sincerely yours,

Paul H. Collins
Past performance is not a guarantee of future results.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments on pages 7-10 of this report for complete holdings information.

The Fund may invest in small- and medium-capitalization companies, which tend to have limited liquidity and greater price volatility than larger-capitalization companies. The Fund’s social policy may cause it to pass up opportunities to buy certain securities or may cause it to sell certain securities for social reasons when it is otherwise disadvantageous to do so. (4/07)

American Trust Allegiance Fund

Comparison of the change in value of a hypothetical $10,000 investment in the American Trust Allegiance Fund vs the S&P 500 Composite Stock Price Index

			Since
			Inception
Total Return:	1 Year	5 Years*	(3/11/97)*
American Trust Allegiance Fund	7.25%	5.82%	7.18%
S&P 500 Composite Stock Price Index	11.97%	6.82%	7.37%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-385-7003.

The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Indices do not incur expenses and are not available for investment.

*	Average annual total return represents the average change in account value over the periods indicated.

The Fund may invest in small- and medium-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies.

The S&P 500 Composite Stock Price Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

American Trust Allegiance Fund

EXPENSE EXAMPLE at February 28, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/06 - 2/28/07).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.45% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Trust Allegiance Fund

EXPENSE EXAMPLE at February 28, 2007 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/06	2/28/07	9/1/06 - 2/28/07*
Actual	$1,000.00	$1,102.40	$7.56
Hypothetical (5% return	$1,000.00	$1,017.60	$7.25
before expenses)
*
Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

ALLOCATION OF PORTFOLIO ASSETS at February 28, 2007 (Unaudited)

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2007

Shares	COMMON STOCKS: 96.94%	Value
	Aerospace & Defense: 1.26%
3,000	L-3 Communications Holdings, Inc.	$261,300
	Agricultural Products: 1.86%
11,200	Archer-Daniels-Midland Co.	385,056
	Asset Management: 3.87%
3,250	Affiliated Managers Group, Inc.*	368,875
7,150	SEI Investments Co.	432,218
		801,093
	Automobiles: 2.01%
6,300	Harley-Davidson, Inc.	415,170
	Banks: 3.58%
7,850	Marshall & Ilsley Corp.	373,111
4,300	Zions Bancorporation	367,134
		740,245
	Business Services: 1.84%
8,300	Fidelity National Information Services, Inc.	381,385
	Chemicals - Specialty: 4.82%
7,700	Ecolab, Inc.	325,710
12,700	Rohm and Haas Co.	671,322
		997,032
	Commercial Services & Supplies: 4.14%
11,900	Herman Miller, Inc.	457,793
9,500	Republic Services, Inc.	399,665
		857,458
	Communications Equipment: 4.01%
9,400	Corning, Inc.*	193,922
15,800	QUALCOMM, Inc.	636,424
		830,346
	Computer Hardware: 3.45%
4,600	Apple, Inc.*	389,206
3,500	International Business Machines Corp.	325,535
		714,741
	Computer Software: 2.50%
5,100	Autodesk, Inc.*	209,865
10,900	Microsoft Corp.	307,053
		516,918

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2007, Continued

Shares		Value
	Computer Storage & Peripherals: 1.19%
6,370	Network Appliance, Inc.*	$246,328
	Construction & Engineering: 2.72%
2,400	Fluor Corp.	202,728
4,000	Jacobs Engineering Group, Inc.*	361,360
		564,088
	Containers & Packaging: 1.21%
5,400	Ball Corp.	250,020
	Diversified Financial Services: 7.02%
2,020	The Goldman Sachs Group, Inc.	407,232
6,800	Legg Mason, Inc.	698,632
5,300	State Street Corp.	347,203
		1,453,067
	Electrical Equipment: 1.04%
5,000	Emerson Electric Co.	215,450
	Energy Equipment & Services: 3.15%
7,400	Halliburton Co.	228,512
6,750	Schlumberger Ltd.#	423,900
		652,412
	Food Products: 8.30%
9,900	Dean Foods Co.*	445,896
7,400	General Mills, Inc.	417,064
7,700	Hershey Foods Corp.	407,176
9,000	Wm. Wrigley Jr. Co. - Class B	448,200
		1,718,336
	Household Products: 5.67%
10,450	Church & Dwight Co., Inc.	501,077
10,000	Colgate-Palmolive Co.	673,600
		1,174,677
	Industrial Machinery: 5.42%
3,100	Caterpillar, Inc.	199,702
12,550	Illinois Tool Works, Inc.	648,835
6,300	Ingersoll-Rand Co. Ltd. - Class A#	272,853
		1,121,390
	Insurance - Multi-Line: 1.52%
4,700	American International Group, Inc.	315,370

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2007, Continued

Shares		Value
	IT Services: 2.45%
10,200	Automatic Data Processing, Inc.	$507,858
	Machinery: 2.67%
5,100	Deere & Co.	552,942
	Multiline Retail: 1.10%
4,300	Nordstrom, Inc.	228,287
	Networking Equipment: 2.27%
18,120	Cisco Systems, Inc.*	470,033
	Oil & Gas: 9.39%
6,100	BP plc - ADR	376,004
7,150	Chevron Corp.	490,561
6,846	ConocoPhillips	447,865
5,900	Exxon Mobil Corp.	422,912
2,925	Suncor Energy, Inc.#	208,055
		1,945,397
	Semiconductor Equipment: 1.07%
4,300	KLA-Tencor Corp.	222,482
	Semiconductors: 2.00%
10,800	Intel Corp.	214,380
6,450	Texas Instruments, Inc.	199,692
		414,072
	Specialty Retail: 4.23%
4,600	Nike, Inc. - Class B	480,562
15,225	Staples, Inc.	396,155
		876,717
	Transportation: 1.18%
2,140	FedEx Corp.	244,345
	TOTAL COMMON STOCKS
	(Cost $17,408,372)	20,074,015

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2007, Continued

Shares	SHORT-TERM INVESTMENTS: 3.84%	Value
794,774	Federated Cash Trust Treasury
	Money Market Fund
	(Cost $794,774)	$794,774
	Total Investments in Securities
	(Cost $18,203,146): 100.78%	20,868,789
	Liabilities in Excess of Other Assets: (0.78)%	(161,599)
	Net Assets: 100.00%	$20,707,190

*  Non-income producing security.
#  U.S. traded security of a foreign issuer.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF ASSETS AND LIABILITIES at February 28, 2007

ASSETS
Investments in securities, at value (cost $18,203,146)	$20,868,789
Receivables:
Securities sold	392,875
Dividends and interest	39,231
Prepaid expenses	11,906
Total assets	21,312,801

LIABILITIES
Payables:
Securities purchased	551,310
Due to advisor	9,147
Administration fees	3,271
Audit fees	16,500
Transfer agent fees and expenses	6,740
Fund accounting fees	4,408
Custody fees	1,607
Shareholder reporting fees	8,087
Chief Compliance Officer fee	1,000
Accrued other expenses	3,541
Total liabilities	605,611

NET ASSETS	$20,707,190
Net asset value, offering and redemption price
per share [$20,707,190/1,112,213 shares
outstanding; unlimited number of shares
(par value $0.01) authorized]	$18.62

COMPONENTS OF NET ASSETS
Paid-in capital	$21,626,996
Undistributed net investment income	20,408
Accumulated net realized loss on investments	(3,605,857)
Net unrealized appreciation on investments	2,665,643
Net assets	$20,707,190

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF OPERATIONS
For the Year Ended February 28, 2007

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld of $166)	$258,066
Interest	62,017
Total income	320,083
Expenses
Advisory fees (Note 3)	197,443
Administration fees (Note 3)	41,566
Transfer agent fees and expenses (Note 3)	39,842
Fund accounting fees (Note 3)	26,351
Custody fees (Note 3)	16,944
Audit fees	16,499
Registration fees	14,052
Legal fees	12,537
Reports to shareholders	10,104
Chief Compliance Officer fee (Note 3)	6,001
Insurance expense	4,954
Trustee fees	4,857
Miscellaneous expense	4,746
Total expenses	395,896
Less: advisory fee waiver (Note 3)	(94,411)
Net expenses	301,485
Net investment income	18,598

REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS
Net realized gain on investments	2,821,361
Net change in unrealized depreciation on investments	(1,424,877)
Net realized and unrealized gain on investments	1,396,484
Net increase in net assets
resulting from operations	$1,415,082

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	February 28, 2007	February 28, 2006
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$18,598	$15,844
Net realized gain on investments	2,821,361	1,412,456
Net change in unrealized
appreciation/(depreciation)
on investments	(1,424,877)	303,197
Net increase in net assets
resulting from operations	1,415,082	1,731,497
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(11,058)	(14,620)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets
derived from net change
in outstanding shares (a)	(2,585,050)	(3,384,359)
Total decrease in net assets	(1,181,026)	(1,667,482)
NET ASSETS
Beginning of year	21,888,216	23,555,698
End of year	$20,707,190	$21,888,216
Includes undistributed
net investment income of	$20,408	$11,058

(a) A summary of share transactions is as follows:

	Year Ended		Year Ended
	February 28, 2007		February 28, 2006
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	46,043	$810,755	57,980	$937,750
Shares issued in
reinvestment
of distributions	576	10,591	820	13,951
Shares redeemed	(194,274)	(3,406,396)	(267,713)	(4,336,060)
Net decrease	(147,655)	$(2,585,050)	(208,913)	$(3,384,359)

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Year Ended
	2/28/07	2/28/06	2/28/05	2/29/04	2/28/03
Net asset value,
beginning of year	$17.37	$16.04	$14.79	$10.94	$14.05
Income from
investment operations:
Net investment
income/(loss)	0.02	0.01	0.01	(0.04)	(0.04)
Net realized and
unrealized gain/(loss)
on investments	1.24	1.33	1.24	3.89	(3.07)
Total from
investment operations	1.26	1.34	1.25	3.85	(3.11)
Less distributions:
From net
investment income	(0.01)	(0.01)	—	—	—
Total distributions	(0.01)	(0.01)	—	—	—
Net asset value, end of year	$18.62	$17.37	$16.04	$14.79	$10.94
Total return	7.25%	8.36%	8.45%	35.19%	(22.14)%
Ratios/supplemental data:
Net assets, end
of year (thousands)	$20,707	$21,888	$23,556	$23,047	$18,347
Ratio of expenses to
average net assets:
Before expense
reimbursement	1.90%	1.85%	1.84%	1.79%	1.95%
After expense
reimbursement	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment
income/(loss) to
average net assets:
Before expense
reimbursement	(0.36)%	(0.33)%	(0.33)%	(0.62)%	(0.83)%
After expense
reimbursement	0.09%	0.07%	0.06%	(0.28)%	(0.33)%
Portfolio turnover rate	79.89%	27.09%	35.39%	108.15%	108.19%

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2007

NOTE 1 - ORGANIZATION

The American Trust Allegiance Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The investment objective of the Fund is to seek capital appreciation. The Fund began operations on March 11, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation: The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, or if the closing price doesn’t represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. Short-term investments are valued at amortized cost, which approximates market value. Investments in other mutual funds are valued at their net asset value.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.
Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of first in, first out. Dividend

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS, Continued

income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
REITs: The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

F.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended February 28, 2007, reclassifications were recorded to increase undistributed net investment income by $1,810 and to increase accumulated realized loss by $1,810.

G.
New Accounting Pronouncements: On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Application of FIN 48 is required as of the date of

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS, Continued

the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended February 28, 2007, American Trust Investment Advisors, LLC (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund. For the year ended February 28, 2007, the Fund incurred $197,443 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.45% of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended February 28, 2007, the Advisor reduced its fees in the amount of $94,411; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS, Continued

$270,136 at February 28, 2007. Cumulative expenses subject to recapture expire as follows:

Year	Amount
2008	$87,375
2009	88,350
2010	94,411
$270,136

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For the year ended February 28, 2007, the Fund incurred $41,566 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian. For the year ended February 28, 2007, the Fund incurred $26,351, $24,044, and $16,944 in fund accounting, transfer agency, and custody fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

For the year ended February 28, 2007, the Fund was allocated $6,001 of the Chief Compliance Officer fee.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

For the year ended February 28, 2007, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $15,598,576 and $17,912,517, respectively.

NOTE 5 - LINE OF CREDIT

The Fund has a line of credit in the amount of $1,000,000. This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS, Continued

facility is with the Fund’s custodian, U.S. Bank, N.A. During the year ended February 28, 2007, the Fund did not draw upon the line of credit.

NOTE 6 - INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sales and real estate investment trusts.

The tax character of distributions paid during the years ended February 28, 2007 and 2006 were as follows:

	2007	2006
Ordinary income	$11,058	$14,620

Ordinary income distributions may include dividends paid from short-term capital gains.

As of February 28, 2007, the Fund’s most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$18,258,651
Gross tax unrealized appreciation	2,935,309
Gross tax unrealized depreciation	(325,171)
Net tax unrealized appreciation	$2,610,138
Undistributed ordinary income	$20,408
Undistributed long-term capital gain	—
Total distributable earnings	$20,408
Other accumulated gains/(losses)	$(3,550,352)
Total accumulated earnings/(losses)	$(919,806)

The Fund had a capital loss carryforward of $3,550,352 which expires as follows:

Year	Amount
2010	$88,739
2011	3,461,613

During the year ended February 28, 2007, the Fund utilized capital loss carryforwards of $2,765,144.

American Trust Allegiance Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and Shareholders of
The American Trust Allegiance Fund
We have audited the accompanying statement of assets and liabilities of The American Trust Allegiance Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of February 28, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended February 28, 2003 have been audited by other auditors, whose report dated April 11, 2003 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The American Trust Allegiance Fund as of February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
April 20, 2007

American Trust Allegiance Fund

NOTICE TO SHAREHOLDERS at February 28, 2007 (Unaudited)

For the year ended February 28, 2007, the American Trust Allegiance Fund designated $20,408 as ordinary income for purposes of the dividends paid deduction.

For the year ended February 28, 2007, certain dividends paid by the American Trust Allegiance Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100%.

For corporate shareholders in the American Trust Allegiance Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended February 28, 2007 was 100%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-385-7003 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2006

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-385-7003. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund’s Form N-Q is also available by calling 1-800-385-7003.

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Age Address Position held with Fund Principal Occupation(s) and other Directorships during past five years	Trustee of Fund Since*	Number of Portfolios Overseen in Fund Complex**

Walter E. Auch, Born 1921	1997	1
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Management Consultant, formerly Chairman, CEO of Chicago
Board Options Exchange and former President of Paine Webber.
Other Directorships: Nicholas-Applegate Funds, Citigroup
Funds, Pimco Advisors LLP, Senele Group and UBS Management
James Clayburn LaForce, Born 1928	2002	1
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Dean Emeritus, John E. Anderson Graduate School of
Management, University of California, Los Angeles.
Other Directorships: The Payden & Rygel Investment
Group, The Metzler/Payden Investment Group,
Arena Pharmaceuticals and Cancervax
Donald E. O’Connor, Born 1936	1997	1
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Financial Consultant, formerly Executive Vice President and
Chief Operating Officer of ICI Mutual Insurance Company
(until January, 1997).
Other Directorships: The Forward Funds
George J. Rebhan, Born 1934	2002	1
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Retired; formerly President, Hotchkis and Wiley Funds
(mutual funds) from 1985 to 1993.
Trustee: E*Trade Funds

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Name, Age Address Position held with Fund Principal Occupation(s) and other Directorships during past five years	Trustee of Fund Since*	Number of Portfolios Overseen in Fund Complex**

George T. Wofford III, Born 1939	1997	1
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Senior Vice President, Information Services, Federal Home
Loan Bank of San Francisco.
Other Directorships: None

INTERESTED TRUSTEE AND OFFICERS
Eric M. Banhazl, Born 1957***	1997	1
615 E. Michigan Street
Milwaukee, WI 53202
Interested Trustee, President
Retired; formerly Senior Vice President, U.S. Bancorp Fund
Services, LLC, the Fund’s administrator, from 2001 to 2006;
formerly, Executive Vice President, Investment Company
Administration, LLC (“ICA”).
Robert M. Slotky, Born 1947	N/A	N/A
2020 E. Financial Way
Glendora, CA 91741
Chief Compliance Officer, Vice President
Vice President, U.S. Bancorp Fund Services, LLC, the Fund’s
administrator (since July 2001); formerly Senior Vice President, ICA.
Rodney A. DeWalt, Born 1967	N/A	N/A
615 E. Michigan Street
Milwaukee, WI 53202
Secretary, AML Officer
Senior Counsel, Fund Administration, U.S. Bancorp Fund Services,
LLC (since January 2003); Thrivent Financial for Lutherans
from 2000 to 2003; Attorney Private Practice, 1997 to 2000.

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Name, Age Address Position held with Fund Principal Occupation(s) and other Directorships during past five years	Trustee of Fund Since*	Number of Portfolios Overseen in Fund Complex**

Douglas G. Hess, Born 1967	N/A	N/A
615 E. Michigan Street
Milwaukee, WI 53202
Treasurer
Vice President, Compliance and Administration, U.S. Bancorp
Fund Services, LLC (since March 1997).

*	The term for each Trustee is indefinite.
**
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

***
Mr. Banhazl is an “interested person” of the Trust as defined under the 1940 Act. Mr. Banhazl is an interested person of the Trust by virtue of his prior affiliation with U.S. Bancorp Fund Services, LLC.

The Statement of Additional Information includes additional information about the Fund’s trustees and officers and is available, without charge, upon request by calling 1-800-385-7003.

American Trust Allegiance Fund

BOARD REVIEW OF ADVISORY AGREEMENT

At a meeting held on December 12, 2006, the Board, including the Independent Trustees, considered and approved the continuance of the Advisory Agreement for an additional one-year term. Prior to the meeting, the Independent Trustees had requested detailed information from the Advisor and the Administrator regarding the Fund. This information, together with the information provided to the Independent Trustees since the Fund’s inception, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of certain factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Board considered the Advisor’s specific responsibilities in all aspects of the day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of the key personnel at the Advisor involved in the day-to-day activities of the Fund, including administration, marketing and compliance. The Board noted the Advisor’s commitment to responsible Fund growth. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan. The Board also considered the relationship between the Advisor and the Board, as well as the Board’s knowledge of the Advisor’s operations, and noted that the key investment personnel, including Paul Collins (the Advisor’s president), were present at the December 12 meeting to discuss various investment strategies, marketing and compliance topics in person with the Board. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its obligations under the Advisory Agreement and that the nature, overall quality, cost and extent of such investment advisory services were satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor. In assessing the quality of the portfolio management services delivered by the Advisor, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to its peer group, as classified by Lipper, Inc., and the S&P 500 Index (the “Benchmark Index”). The Board noted that Mr. Collins was in the process of restructuring the portfolio and reducing the number of positions in the portfolio.

American Trust Allegiance Fund

BOARD REVIEW OF ADVISORY AGREEMENT (Continued)

The Board noted that the Fund’s year-to-date performance as of October 31, 2006 was below the median of its peer group and the Benchmark Index. The Board also noted that although the Fund’s one-year performance was below the median of its peer group and ranked in the fourth quartile, the performance for the Fund was not outside of the range of its peer group for any period and that the portfolio restructuring efforts were designed to address the recent performance issues. The Board also noted that the Fund was not ideally matched to the Lipper category in which it had been placed, and that placement in a more appropriate category comprised of larger cap growth funds would likely have significantly improved the Fund’s quartile ranking. The Trustees were satisfied that the Advisor had identified the cause of underperformance and noted that the Fund’s five-year performance was near the peer group median and ranked in the second quartile for Socially Responsible Multi-Cap Core Funds. The Board took into account the fact that the Fund’s investments are subject to social investment criteria, which may have resulted in the Fund not being able to participate in certain market sectors. The Trustees also noted that during the course of the year they had discussed various performance topics with Mr. Collins and had been satisfied with the Advisor’s reports. The Board also discussed with Mr. Collins changes within the Advisor’s organization. The Board concluded that the Advisor’s performance overall was satisfactory under current market conditions.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed and compared the Fund’s fees and expenses to those funds in its peer group, as well as the fees and expenses for similar types of accounts managed by the Advisor.

The Board noted that the Advisor had agreed to maintain an annual expense ratio of 1.45%, which had been consistently and clearly disclosed to shareholders as the expense ratio that shareholders should expect to experience - and that the Advisor had honored its agreement in this respect, resulting in a substantial contribution to the Fund in terms of waived advisory fees. The Trustees noted that, while the Fund’s total expense ratio was above its peer group median, the expense structure was in line with the fees charged by the Advisor to its other investment management clients and was in line with fees charged by socially responsible investment funds. After taking into account this information and considering all waivers and reimbursements, the Board concluded that the fee paid to the Advisor was fair and reasonable.

American Trust Allegiance Fund

BOARD REVIEW OF ADVISORY AGREEMENT (Continued)

4.
Economies of Scale. The Board also considered whether the Fund was experiencing economies of scale and concluded that there were limited economies of scale at current asset levels, noting that the Advisor was still waiving a substantial portion of its advisory fee in order to keep Fund expenses down. The Board considered that the Fund would realize economies of scale as Fund assets continued to grow even though certain Fund expenses would increase with asset growth and assets had to grow beyond the point where subsidization from the Advisor was no longer necessary and/or had been recaptured.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Board reviewed the Advisor’s financial information and took into account both the direct and indirect benefits to the Advisor from advising the Fund. The Board considered that the Advisor benefits from positive reputational value in advising the Fund. The Board noted that the Advisor had subsidized and was continuing to subsidize a portion of the Fund’s operating expenses. The Board also considered the Advisor’s estimate of the asset level at which the Fund would reach a break even level by covering allocated overhead costs. After its review, the Board determined that there was currently some profitability to the Advisor from the Advisory Agreement but it did not consider profits to be excessive. More importantly, the Board considered the financial soundness of the Advisor from the perspective of evaluating the Advisor’s ability to continue to subsidize the Fund until it reached a point where it could cover allocated overhead costs. The Board concluded that the Advisor had adequate resources to adequately support the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including the advisory fee, was fair and reasonable to the Fund, and that the Fund’s shareholders were receiving reasonable value in return for the advisory fees paid. The Board (including a majority of the Independent Trustees) therefore determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Advisor
American Trust Investment Advisors, LLC
One Court Street
Lebanon, NH 03766
(800) 788-8806

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(800) 385-7003

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call 1-800-385-7003.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/07	FYE 2/28/06
Audit Fees	$14,100	$13,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/07	FYE 2/28/06
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s independent trustees serve as its nominating committee, however, they do not make use of a nominating committee charter. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Series Trust

By (Signature and Title)* /s/ Eric M. Banhazl
 Eric M. Banhazl, President

Date  4/30/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Eric M. Banhazl
Eric M. Banhazl, President

Date  4/30/07

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, Treasurer

Date  5/3/07

* Print the name and title of each signing officer under his or her signature.